UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 15, 2011

NETGEAR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50350	77-0419172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 18, 2011, NETGEAR, Inc. (the “Company”) announced in a press release (the “Press Release”) that the Company had completed its acquisition of substantially all of the assets of the Customer Networking Solutions business of Westell Technologies, Inc. on April 15, 2011. A copy of the Press Release is attached hereto as Exhibit 99.1. The information contained in the Press Release is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETGEAR, INC.

Date: April 18, 2011	/s/ Andrew W. Kim
Andrew W. Kim
Vice President, Legal and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 18, 2011.